Exhibit 99.2

September 10th, 2026 Copart to Acquire ACV Auctions Expanding Copart’s Leadership Position Across the Vehicle Remarketing Ecosystem

Additional Information and Where to Find It The tender offer has not yet commenced. This document is for informational purposes only and is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any securities of ACV Auctions Inc. (“ACV”) or any other entity, nor is it a substitute for any tender offer materials that Copart, Inc. (“Copart”), Apple Sub, Inc. or ACV will file with the U.S. Securities and Exchange Commission (“SEC”). A solicitation and an offer to buy securities of ACV will be made only pursuant to an offer to purchase and related materials that Copart and Apple Sub, Inc. intend to file with the SEC. At the time the tender offer is commenced, Copart and Apple Sub, Inc. will file a Tender Offer Statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC, and ACV thereafter will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. SECURITYHOLDERS AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITYHOLDERS SHOULD READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The offer to purchase, the related letter of transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement on Schedule 14D-9, will be sent to all stockholders of ACV at no expense to them. The Tender Offer Statement on Schedule TO, the Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “Financial Resources—All SEC filings” section of Copart’s investor relations website at https://www.copart.com/content/us/en/investor-relations. The Solicitation/Recommendation Statement on Schedule 14D-9 and other related documents that ACV has filed with or furnished to the SEC will be made available for free at the SEC’s website at https://www.sec.gov/ and under the “SEC Filings” section of ACV’s investor relations website at https://investors.acvauto.com. Forward-Looking Statements The contents of this presentation include statements that are, or may be deemed to be, “forward-looking statements.” These forward-looking statements generally can be identified by the use of forward-looking words, such as “aim”, “anticipate”, “aspire”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “entail”, “forecast”, “future”, “goals”, “hope”, “intend”, “is designed to”, “likely”, “may”, “might”, “objective”, “plan”, “possible”, “potential”, “pursue”, “project”, “predict”, “seek”, “should”, “strategy”, “target”, “will” and other words and terms of similar meaning and expression, including in connection with any discussion of future operating or financial performance. By their nature, forward-looking statements involve risks and uncertainties and readers are cautioned that any such forward-looking statements are not guarantees of future performance. Forward-looking statements include, without limitation, statements regarding the tender offer, the merger and other related matters; prospective performance and opportunities; post-closing operations and the outlook for the businesses of ACV and Copart, including, without limitation, the anticipated benefits, cost and revenue synergies and other opportunities of the transaction, the expected impact of the transaction on Copart’s revenue growth, the combined company’s growth profile and strategy, the expected impact to Copart’s earnings per share (“EPS”), and the ability of Copart to integrate ACV and to advance its business, products, technology and platform; and any assumptions underlying any of the foregoing. Copart’s and ACV’s actual results may differ materially from those predicted by the forward-looking statements as a result of various important factors, including but not limited to, uncertainties as to the timing of the tender offer and the merger; the risk that the tender offer or the merger may not be completed in a timely manner or at all; uncertainties as to the percentage of ACV’s stockholders tendering their shares in the tender offer; the possibility that competing offers or acquisition proposals for ACV will be made; the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), including the risk that the anticipated cost and revenue synergies and other benefits of the transaction are not realized when expected or at all; risks related to the integration of ACV’s business, operations, technology and personnel; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require ACV to pay a termination fee or other expenses; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Copart’s business; the effect of the announcement or pendency of the transactions contemplated by the merger agreement on ACV’s business, its ability to retain and hire key personnel, its ability to maintain relationships with its suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from Copart’s and ACV’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability. A further list and description of these and other risks, uncertainties, and factors that could cause actual results to differ materially from those referred to in the forward-looking statements can be found in Copart’s SEC filings and reports, including in Copart’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, as well as in ACV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Given these risks and uncertainties, the reader is advised not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of publication of this presentation. Copart undertakes no obligation to publicly update or revise the information in this presentation, including any forward-looking statements, except as may be required by law.

Transaction to Create Significant Shareholder Value through Growth Enhancement and Synergies Key Transaction Summary Disciplined capital deployment squarely aligned with Copart’s growth pillars ? Acquisition of ACV Auctions Inc. for $10.50 / share or $1.9B Equity Value Key Terms ? ACV to operate as an independent subsidiary of Copartled by ACV’s existing leadership team Meaningful expected near-term cost synergies and revenue synergies across dealer, commercial, and retail channels Expected Synergies ? Accelerates two of Copart’s three strategic pillars: whole car strategy by expanding reach into dealer-to-dealer wholesale remarketing and technology services by adding ACV’s differentiated, dealer-focused, and technology-driven platform ? Expected to accelerate revenue growth and transform long-term growth profile Financial Impact ? Expected to be neutral on EPS in the first full year of ownership and accretive in FY2028 and beyond ? Transaction expected to be fully financed through existing cash on balance sheet Financing and Capital Return Policy ? Continued balance sheet flexibility to execute on growth strategies and build long-term shareholder value ? The boards of directors of both companies have unanimously approved the transaction ? Closing anticipated by calendar year-end 2026 Timing and next steps ? Subject to customary closing conditions, including the tender of at least a majority of the outstanding shares of ACV Auctions and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 1

Bringing Together Two Highly Complementary Businesses to Drive Long-Term Value Creation Industry-Leading, Creates a fully complete, digital vehicle remarketing platform spanning dealer trade-ins, wholesale Comprehensive remarketing, salvage disposition, and international resale Remarketing Platform Copart’s global buyer network, physical footprint, scale, and financial resources + ACV’s digital Highly Synergistic marketplace, dealer relationships, and technology = compelling commercial growth opportunities and Assets expected operational efficiencies Advanced ACV’s innovative dealer-focused inspection technology, condition data, and AI valuation tools enhance Copart’s Technology and AI differentiated vehicle-data platform Capabilities Expanded Adds a scaled position in dealer-to-dealer wholesale and accelerates Copart’s commercial Addressable Market remarketing opportunity Multiple Opportunities for Accelerated Accelerated revenue growth in an expanded TAM with significant expected near-term cost and revenue Growth and Value synergies across dealer, commercial, and retail channels Creation Long-Term Strategy Aligned to Copart’s growth pillars across whole-car expansion and technology-enabled services and Financial Strong balance sheet and cash generation support the acquisition while preserving capacity for Discipline organic and inorganic investments

ACV Overview & Market Opportunity

A Scaled, Technology-Enabled Leader in Digital Automotive Wholesale Leader in Wholesale Automotive with Growing Strong Historical Double-Digit Revenue Growth Presence in Commercial Supported by Strong Data Platform and Network Effects $760 Robust Go-to-Market Engine Fuels $637 Continued Dealer Share Gain $481 $358 $422 Product Innovation Drives Future Revenue Growth Generating Profitable Growth through Scalable Business Model 2021A 2022A 2023A 2024A 2025A ACV Today ACV provides trusted technology, services, and intelligence for wholesale automotive in the US and Europe, with customizable solutions for Commercial partners, Dealers, and OEMs 70K+ 850+ $10B+ 22K+ Monthly Transactions US Vehicle Inspectors Annual GMV Unique buyers (2025)

# Strong Secular Tailwinds Support Continued Growth Across the Vehicle Remarketing Ecosystem

## Growing & Aging Vehicle Parc

*U.S. Light Vehicles in Operation (Millions)* | *Average Light Vehicle Age*



1%
258
289
2015A
2025A
1%
11
13
2010A
2025A

A larger and older vehicle population drives greater demand for remarketing and salvage disposition over time

## Rising Vehicle Complexity & Repair Costs

*ADAS Calibrations as % of Repairable Appraisals* | *Motor Vehicle Maintenance & Repair Costs*

CPI Index (2019 = 100)



1%
23%
2017A
2025A
5%
92
146
2015A
2025A

More complex vehicles and rising repair costs contribute to higher total-loss activity and greater need for accurate vehicle data

## Accelerating Digital Adoption

*Dealers Preferring Only Digital Auction Platforms*



~50%
~64%
Dec 2025
Jun 2026

Dealers are increasingly shifting inventory sourcing and disposition to digital channels for greater speed, convenience, and reach

## Increasing Importance of Data & AI

*Dealer AI Adoption*



28%
39%
2024A
2025A

Growing AI adoption underscores the increasing importance of technology and data across dealer workflows

***These tailwinds are expanding and digitizing the vehicle remarketing industry, creating significant opportunity for continued growth and value creation***

Source: Bloomberg, Mobility Global, CCC Intelligent Solutions, U.S. Bureau of Labor Statistics, U.S. Bureau of Transportation Statistics, J.P. Morgan Annual Franchise Dealership Survey, CDK Global Friction Points Study

Note: ADAS refers to Advanced Driver Assistance Systems

4

# ACV's Proprietary Vehicle Intelligence and Data Ecosystem Drive Better Decision-Making and Outcomes on the Platform

## Workflow

- ACV MAX
- ClearCar
- Dealer appraisal / acquisition
- Marketplace integration

## Dealer Inspection

- Professional inspection network
- Self-inspection
- Computer vision
- Virtual Lift
- VIPER


ACV
AUCTIONS

## Intelligence

- ML-based pricing
- Condition-adjusted valuations
- Hyper-local pricing
- Inventory decisioning

## Data

- 2.3M marketplace transactions
- 64M auction bids
- 1.2B user events
- 1.6B price estimates
- 50M+ vehicle history records
- 250+ data points per car

5

A Compelling Strategic Combination

# Bringing Together Two Adjacent, Large Vehicle Remarketing Verticals

**~289M[1]**
U.S. Vehicles in Operation

## ~39M[3] Annual Used-Vehicle Transactions
**~20M[3,4]** flow through Dealer / Used-Vehicle Wholesale / Commercial

Vehicles that remain in operation remarketed between dealers and commercial buyers

**Dealers & Commercial Sellers** > **Digital Wholesale Marketplace** (ACV) > **Dealer Buyers**

ACV AUCTIONS | **Leading Digital Automotive Marketplace**

## ~13M[2] Vehicles Removed from Operation
**~5M[4]** flow through Salvage Vehicle Auctions

Aged, damaged, or totaled vehicles entering salvage disposition

**Aged, Damaged, or Totaled Vehicles** > **Copart Online Auctions** > **Buyers / Export / Rebuilders**

Copart | **Global Leader in Online Vehicle Auctions**

## Fully Complete Vehicle Remarketing Platform

Participation across dealer-to-dealer wholesale, commercial remarketing, salvage disposition, and international resale

***Expands Copart's addressable market and strengthens its position across the used vehicle lifecycle***

Source: Mobility Global, Cox Automotive
1. Light vehicles in operation per Mobility Global 2025 study
2. 4.5% scrappage rate per Mobility Global
3. 2025 values per Manheim Used Vehicle Value Index
4. Copart Estimate

6

Copart Brings Differentiated Capabilities to Accelerate ACV’s Growth while ACV Expands Copart’s Addressable Market Leadership & Copart brings long-term visionary leadership and ACV’s asset-light digital auction platform gives Operating resources to drive growth and fund technology, GTM, Digital Copart immediate, scaled access to dealer-to-dealer Resources infrastructure, and adjacent opportunities Marketplace wholesale Copart’s global buyer network increases liquidity and Buyer could improve outcomes across select vehicle Demand categories ACV’s franchise and independent dealer base adds Dealer upstream supply Copart does not currently address Relationships Physical Copart’s 250 Infrastructure facilities, of which 25 have dedicated wholesale capabilites, can support vehicle storage, processing, and commercial remarketing ACV’s inspection, pricing, and inventory software will enhance Copart’s can Technology digitize and automate Copart’s remarketing operations Commercial Copart’s insurance and commercial relationships create distribution channels for ACV’s marketplace and Relationships technology ACV’s proprietary condition and pricing data can Vehicle Global Copart provides infrastructure and relationships that sharpen dealer valuation accuracy and support new Intelligence monetization Footprint could accelerate ACV’s international expansion With ACV, Copart Can Reach New Markets, Scale Digital As part of Copart, ACV Can Grow and Scale Faster Capabilities, and Enhance Long-Term Shareholder Value

Transaction Accelerates Self-Reinforcing Effects of the Platform More Marketplace More Vehicle & Participants Market Data Greater Scale Greater SCALED, DIGITAL DATA & Product Liquidity MARKETPLACE TECHNOLOGY Expansion Better Greater Areas expected to be enhanced following proposed business Experience Efficiency combination 8

Closing Remarks

Bringing Together Two Highly Complementary Businesses to Drive Long-Term Value Creation Industry-Leading, Expanded Comprehensive Addressable Remarketing Market Platform Multiple Highly Synergistic Opportunities for Assets Accelerated Growth and Value Creation Advanced Long-Term Strategy Technology and AI and Financial Capabilities Discipline 9